UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NuVasive, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2007
OUTSTANDING SECURITIES AND QUORUM
PROXY VOTING
REVOCATION OF PROXY
SOLICITATION AND COSTS
BOARD OF DIRECTORS
NOMINEES AND CONTINUING DIRECTORS
DIRECTOR NOMINATIONS
CORPORATE GOVERNANCE
COMMUNICATIONS WITH DIRECTORS
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 — APPROVAL OF MATERIAL TERMS OF THE 2004 EQUITY INCENTIVE PLAN AND AMENDMENT TO THE PLAN TO PLACE LIMITS ON THE NUMBER OF STOCK AWARDS AND AMOUNT OF CASH AWARDS THAT MAY BE GRANTED TO AN EMPLOYEE DURING ANY GIVEN FISCAL YEAR
OTHER MATTERS
STOCKHOLDERS SHARING THE SAME ADDRESS
STOCKHOLDER PROPOSALS FOR ANNUAL MEETING TO BE HELD IN 2008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2007

The Annual Meeting of Stockholders of NuVasive, Inc. (the “Company”) will be held on May 24, 2007 at 8:00 AM local time at NuVasive’s corporate offices located at 4545 Towne Centre Court, San Diego, California 92121 for the following purposes, as more fully described in the accompanying Proxy Statement:

1. To elect three Class III directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified.

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

3. To approve, solely to preserve our ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m), the material terms of our 2004 Equity Incentive Plan as well as limits on the number of stock awards and amount of cash awards that may be granted to any employee during any given fiscal year.

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 4, 2007 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the meeting will be available for inspection during normal business hours at our corporate offices located at 4545 Towne Centre Court, San Diego, California 92121 for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Alexis V. Lukianov
Chief Executive Officer and Chairman of the Board

San Diego, California
April 11, 2007

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

NuVasive, Inc.
4545 Towne Centre Court
San Diego, CA 92121
(858) 909-1800

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2007

GENERAL

NuVasive, Inc. (the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Stockholders to be held on May 24, 2007, at 8:00 AM local time, at NuVasive’s corporate offices located at 4545 Towne Centre Court, San Diego, California 92121, and at any adjournments or postponements thereof (the “Annual Meeting”). These materials were mailed to stockholders on or about April 11, 2007.

OUTSTANDING SECURITIES AND QUORUM

Only holders of the Company’s common stock as of the close of business on April 4, 2007 (the “Record Date”) are entitled to notice of, and to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of April 4, 2007, there were 34,496,996 shares of common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

PROXY VOTING

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company which are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board of Directors listed on the proxy card and in this Proxy Statement, for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, and for approval of the material terms of the Company’s 2004 Equity Incentive Plan as well as limits on the number of stock awards and amount of cash awards that may be granted to any employee during any given fiscal year. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

REVOCATION OF PROXY

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 4545 Towne Centre Court, San Diego, CA 92121 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

SOLICITATION AND COSTS

The proxy card accompanying this Proxy Statement is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders. Though the Company has not yet, it may retain a firm to assist in the solicitation of proxies in connection with the Annual Meeting. The Company would pay such firm, if any, customary fees, expected to be no more than $10,000 plus expenses.

BOARD OF DIRECTORS

The name, age and year in which the term expires of each member of the Board of Directors of the Company is set forth below:

			Term Expires on
			the Annual Meeting	Director
Name	Age	Position	held in the Year	Class

Alexis V. Lukianov	51	Chairman of the Board and Chief Executive Officer	2007	III
Jack R. Blair	64	Nominating and Corporate Governance Committee (Chairperson) and Audit Committee	2007	III
James C. Blair, Ph.D.	67	Compensation Committee (Chairperson)	2007	III
Peter C. Farrell, Ph.D., AM	64	Nominating and Corporate Governance Committee	2009	II
Lesley H. Howe	62	Audit Committee (Chairperson)	2009	II
Robert J. Hunt	58	Audit Committee and Compensation Committee	2008	I
Hansen A. Yuan, M.D.	63	Compensation Committee and Nominating and Corporate Governance Committee	2008	I

At the Annual Meeting, the stockholders will vote on the election of Alexis V. Lukianov, Jack R. Blair and James C. Blair, Ph.D. as Class III directors to serve for a three-year term until the annual meeting of stockholders in 2010 and until their successors are elected and qualified. All directors will hold office until the annual meeting of stockholders at which their terms expire and the election and qualification of their successors. Any proxy granted with respect to the Annual Meeting cannot be voted for greater than three nominees.

NOMINEES AND CONTINUING DIRECTORS

The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

Alexis V. Lukianov

Alexis V. Lukianov has served as our President, Chief Executive Officer, and as one of our directors since July 1999, and as Chairman of our Board of Directors since February 2004. Mr. Lukianov has over 20 years of senior management experience in the orthopedic industry. From April 1996 to April 1997, Mr. Lukianov was a founder of and served as Chairman of the Board and Chief Executive Officer of BackCare Group, Inc., a spine physician practice management company. From January 1990 to October 1995, Mr. Lukianov held various positions with Sofamor Danek, Inc., a developer and manufacturer of medical devices to treat disorders of the cranium and spine, and a subsidiary of Medtronic, Inc., a publicly traded medical technology company, and various of its predecessor entities, including as Vice President, Marketing, Senior Vice President, Sales and Marketing, Executive Vice President, Global Corporate Development and President. Mr. Lukianov serves on the boards of California Health Instititute (CHI), BIOCOM, Medical Device Manufacturers Association (MDMA), and Ophthonix, Inc., a privately-held company focused on vision correction technology.

Jack R. Blair

Jack R. Blair has served as a member of our board of directors since August 2001. From 1980 until his retirement in 1998, Mr. Blair served in various capacities with Smith & Nephew plc and Richards Medical Company, which was acquired by Smith & Nephew in 1986, most recently as group president of its North and South America and Japan operations from 1986 to 1998. From 1982 to 1986, he held the position of President of Richards Medical Company. Mr. Blair currently serves as chairman of the board of directors of DJO, Inc., an orthopedic medical device company. He also serves as a director of a privately-held orthopedic company and a privately-held specialty chemicals company. Additionally, Mr. Blair serves as a director/trustee of the open-end and closed-end funds in the Regions Morgan Keegan funds complex; three of these funds, RMK High Income Fund Inc., RMK Advantage Income Fund, Inc. and RMK Strategic Income Fund Inc., are publicly traded investment companies. Mr. Blair holds a B.A. in Government from Miami University and an M.B.A. from the University of California, Los Angeles.

James C. Blair, Ph.D.

James C. Blair, Ph.D. has served as a member of our board of directors since December 1999. Since 1985, he has served as a partner and managing member of Domain Associates, L.L.C., a venture capital management company focused on life sciences. Dr. Blair also serves on the board of directors of Pharmion Corporation, a pharmaceutical company focused on hematology and oncology; Cadence Pharmaceuticals, a biopharmaceutical company focused on products for in-hospital care; and Volcano Corp., a developer of products that aid in the diagnosis and treatment of vascular and structural heart disease; as well as several privately-held healthcare companies. Additionally, Dr. Blair serves on the board of directors of the Prostate Cancer Foundation, a philanthropic organization. Dr. Blair currently serves as an advisor to the Department of Molecular Biology at Princeton University and an advisor to the Department of Bioengineering at the University of Pennsylvania. He received a B.S.E. degree from Princeton University and M.S.E. and Ph.D. degrees from the University of Pennsylvania.

Peter C. Farrell, Ph.D., AM

Peter C. Farrell, Ph.D., AM has served as a member of our board of directors since January 2005. Dr. Farrell is founding Chairman and Chief Executive Officer of ResMed, Inc., a leading developer and manufacturer of medical equipment for the diagnosis and treatment of sleep-disordered breathing, which positions he has held since 1989. Dr. Farrell holds bachelor and masters degrees in chemical engineering from the University of Sydney and the Massachusetts Institute of Technology, a Ph.D. in bioengineering from the University of Washington, Seattle and a Doctor of Science from the University of New South Wales for research related to dialysis and renal medicine.

Lesley H. Howe

Lesley H. Howe has served as a member of our board of directors since February 2004. Mr. Howe has over 35 years of experience in accounting, finance and business management within a variety of industries. From December 2001 to present, he has served as Chief Executive Officer of Consumer Networks LLC, a San Diego-based Internet marketing and promotions company. From 1997 to December 2001, Mr. Howe was an independent financial and business consultant advising clients on acquisition due diligence and negotiation strategies, as well as financing strategies. From 1974 to 1997, he was an audit partner of KPMG Peat Marwick LLP, an international accounting and auditing firm, and had been employed by KPMG since 1967. He served as area managing partner/managing partner of the Los Angeles office of KPMG from 1994 to 1997. Mr. Howe currently serves on the board of directors of P.F. Chang’s China Bistro, Inc., an owner and operator of restaurants; DJO, Inc., an orthopedic medical device company; and Volcano Corp., a developer of products that aid in the diagnosis and treatment of vascular and structural heart disease. Mr. Howe received a B.S. in business administration from the University of Arkansas.

Robert J. Hunt

Robert J. Hunt has served as a member of our board of directors since January 2005. Mr. Hunt is the co-founder of the Mercury Investment Group, an investment advisory firm established in 2002. Mr. Hunt also oversaw the finance team at AutoZone, Inc., for eight years, serving as Executive Vice President and Chief Financial Officer and Director prior to his retirement in 2002. Mr. Hunt previously held senior financial management positions at The Price Company, Malone & Hyde, Inc. and PepsiCo, Inc. He has also served as a director of SCB Computer Technology, Inc. Mr. Hunt holds bachelor and masters degrees from Columbia University and is a certified public accountant.

Hansen A. Yuan, M.D.

Hansen A. Yuan, M.D. has served as a member of our board of directors since September 2005. Dr. Yuan has been a Professor of Orthopedic and Neurological Surgery at the State University of New York, Upstate Medical University in Syracuse, New York since 1990. Dr. Yuan also served as President of the North American Spine Society (NASS) from 1995 to 1996 and Second Vice President of NASS from 1993 to 1995. Dr. Yuan has served on the Associate Editorial Board at The Spine Journal since 2002 and the Department of Health and Human Services Orthopedic and Rehabilitation Devices Panel since 1994. Dr. Yuan holds an M.D. from the University of Michigan Medical School.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATIONS

Criteria for Board Membership.  In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee (the “Nominating Committee”) considers the appropriate balance of experience, skills and characteristics required of the Board, seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market (“Nasdaq”), and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq (including that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission). Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees.  The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for Annual Meeting to be held in 2008” below.

Process for Identifying and Evaluating Nominees.  The Nominating Committee believes the Company is well served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2007 Annual Meeting.  Each of the nominees listed in this Proxy Statement are current directors standing for re-election.

CORPORATE GOVERNANCE

The Board met five times during fiscal 2006 and action was taken via unanimous written consent six times. The Audit Committee met nine times and acted via unanimous written consent one time. The Compensation Committee met four times and acted via unanimous written consent two times. The Nominating and Corporate Governance Committee met four times. Each member of the Board attended 75% or more of the Board meetings during 2006, and each member of the Board who served on either the Audit, Compensation or Nominating and Corporate Governance Committee attended at least 75% of the committee meetings during 2006.

Board Independence

The Board has determined that the following directors are “independent” under current NASDAQ listing standards:

Jack R. Blair
James C. Blair, Ph.D.
Peter C. Farrell, PhD, AM
Lesley H. Howe
Robert J. Hunt
Hansen A. Yuan, M.D.

Under applicable SEC and NASDAQ rules, the existence of certain “related party” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, the Board considered certain other relationships in making its independence determinations, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on behalf of the Company.

Board Committees

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance committees.

Audit Committee.  The Audit Committee currently consists of Lesley H. Howe (chairperson), Jack R. Blair and Robert J. Hunt. The Board has determined that all members of the Audit Committee are independent directors under the NASDAQ listing standards and each of them is able to read and understand fundamental financial statements. The Board has determined that Lesley H. Howe qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and to address issues or complaints about the Company raised by stockholders. The responsibilities of the Audit Committee include appointing and providing the compensation of the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audit, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent registered public accounting firm. The Audit Committee is governed by a written charter approved by the Board. The Audit Committee report is included in this Proxy Statement under the caption “Report of the Audit Committee.”

Compensation Committee.  The Compensation Committee currently consists of James C. Blair, Ph.D. (chairperson), Hansen A. Yuan, M.D., and Robert J. Hunt. The Board has determined that all members of the

Compensation Committee are independent directors under the NASDAQ listing standards. The Compensation Committee administers the Company’s benefit and stock plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The Compensation Committee meets several times a year and consults with independent compensation consultants, as it deems appropriate, to review, analyze and set compensation packages for our executive officers, which include our Chairman and Chief Executive Officer (the “CEO”), our President and Chief Operating Officer, our Executive Vice President and Chief Financial Officer and each of our other senior officers. The Compensation Committee determines the CEO’s compensation following discussions with him and, as it deems appropriate, an independent compensation consultant. In establishing the CEO’s 2006 compensation package, the Compensation Committee consulted with Compensia, Inc., a compensation consulting firm. The Compensation Committee is solely responsible for determining the CEO’s compensation. For the other executive officers, the CEO prepares and presents to the Compensation Committee performance assessments and compensation recommendations. Following consideration of the CEO’s presentation, the Compensation Committee may accept or adjust the CEO’s recommendations. The other executive officers are not present during this process. For more information, please see below under “Compensation Discussion and Analysis.” The Compensation Committee is governed by a written charter approved by the Board. The Compensation Committee report is included in this Proxy Statement under the caption “Report of the Compensation Committee.”

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee currently consists of Jack R. Blair (chairperson), Peter C. Farrell, Ph.D., AM and Hansen A. Yuan, M.D., each of whom the Board has determined is an independent director under the Nasdaq listing standards. The Nominating and Corporate Governance Committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board and providing oversight with respect to corporate governance and succession planning matters. The Nominating and Corporate Governance Committee is governed by a written charter approved by the Board.

Charters for the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are available to the public at the Company’s website at www.nuvasive.com.

COMMUNICATIONS WITH DIRECTORS

Any stockholder who desires to contact any member of the Board or management can write to:

NuVasive, Inc.
Attn: Investor Relations
4545 Towne Centre Court
San Diego, CA 92121

or send an e-mail to investorrelations@nuvasive.com.

Your letter should indicate that you are a stockholder of the Company. Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee. For all other matters, our investor relations personnel will, depending on the subject matter:

•	forward the communication to the director or directors to whom it is addressed;

•	forward the communication to the appropriate management personnel;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company, or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors attended the 2006 Annual Meeting.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all officers and employees, including its principal executive officer, principal financial officer and controller. This code of ethics is included as Section 2 of the Company’s Code of Conduct posted on the Company’s website at www.nuvasive.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our common stock as of February 28, 2007 (or such other date as provided below) based on information available to us and filings with the Securities and Exchange Commission by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director of the Company, (c) the Company’s Chief Executive Officer, Chief Financial Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all directors and executive officers as a group. Each stockholder’s percentage ownership is based on 34,432,397 shares of our common stock outstanding as of February 28, 2007. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner(1)	Beneficial Ownership(2)	Class

Principal Stockholders
FMR Corp.(3)	5,072,031	14.73%
82 Devonshire Street Boston, MA 02109
Capital Research and Management Company	3,206,500	9.31%
333 South Hope Street Los Angeles, CA 90071
Delaware Management Holdings(4)	2,611,352	7.58%
2005 Market Street Philadelphia, PA 19103
Directors and Executive Officers
Alexis V. Lukianov(5)	831,133	2.41%
Jack R. Blair(6)	77,990	*
James C. Blair, Ph.D.(7)	74,505	*
Peter C. Farrell, Ph.D, AM(8)	47,000	*
Lesley H. Howe(9)	66,500	*
Robert J. Hunt(10)	49,000	*
Hansen A. Yuan, M.D.(11)	36,375	*
Keith C. Valentine(12)	291,663	*
Kevin C. O’Boyle(13)	181,784	*
Patrick Miles(14)	159,098	*
Jeffrey P. Rydin(15)	40,932	*
All directors and executive officers as a group (12 persons)(16)	1,904,803	5.53%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o NuVasive, Inc., 4545 Towne Centre Court, San Diego, CA 92121.

(2)	Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options or warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from February 28, 2007 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity. Unless otherwise indicated and subject to community property laws where applicable, the individuals and entities named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(3)	Based solely upon Amendment No. 2 to a Schedule 13G jointly filed on February 14, 2007 by FMR Corp. and Edward C. Johnson III (the “FMR Reporting Persons”) containing information as of December 31, 2006, Fidelity Management & Research Company (“Fidelity”), a registered investment adviser and wholly-owned subsidiary of FMR Corp. is the beneficial owner of 5,072,031 shares as a result of acting as investment adviser to various investment companies. Fidelity Aggressive Growth Fund, one of the investment companies, beneficially owns 3,272,150 of the shares. Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR Corp., beneficially owns 26,800 of the shares. Each of the FMR Reporting Persons, through its control of Fidelity, has sole power to dispose of the 5,072,031 shares, but neither FMR Reporting Person has the sole power to vote or direct the voting of the 5,072,031 shares; such power resides with the individual funds’ boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ boards of trustees.

(4)	Based solely upon a Schedule 13G jointly filed on February 5, 2007 by Delaware Management Holdings and Delaware Management Business Trust (the “Delaware Management Reporting Persons”) containing information as of December 31, 2006, the Delaware Management Reporting Persons are the beneficial owners of an aggregate of 2,611,352 shares. Each of the Delaware Management Reporting Persons has sole voting power over 2,590,443 shares, shared voting power over 1,741 shares and sole dispositive power with respect to 2,611,352 shares. Lincoln National Corp is the ultimate parent of Delaware Management Business Trust.

(5)	Includes 743,106 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(6)	Includes 76,500 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(7)	Includes 54,500 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(8)	Consists of 47,000 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(9)	Includes 63,500 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(10)	Includes 47,000 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(11)	Consists of 36,375 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(12)	Includes 188,334 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(13)	Includes 141,520 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(14)	Includes 143,764 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(15)	Includes 40,000 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

(16)	Includes 1,630,349 shares subject to options currently exercisable or exercisable within 60 days of February 28, 2007.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Set forth below are the name, age, position, and a brief account of the business experience of each of our executive officers and significant employees:

Name	Age	Position

Alexis V. Lukianov	51	Chief Executive Officer and Chairman of the Board
Keith C. Valentine	39	President and Chief Operating Officer
Kevin C. O’Boyle	51	Chief Financial Officer and Executive Vice President
Patrick Miles	41	Executive Vice President of Marketing and Development
Jeffrey P. Rydin	40	Senior Vice President of U.S. Sales
Jason M. Hannon	35	Senior Vice President, General Counsel and Secretary
G. Bryan Cornwall, Ph.D., P.Eng	42	Vice President of Research and Clinical Resources
Jonathan D. Spangler	39	Vice President and Chief Patent Counsel
Lisa K. Brockman	44	Vice President of Accounting

Alexis V. Lukianov has served as our Chief Executive Officer and as one of our directors since July 1999, and as Chairman of our Board of Directors since February 2004. Mr. Lukianov has over 20 years of experience in the orthopedic industry with 15 years in senior management. From April 1996 to April 1997, Mr. Lukianov was a founder of and served as Chairman of the Board and Chief Executive Officer of BackCare Group, Inc., a spine physician practice management company. From January 1990 to October 1995, Mr. Lukianov held various positions with Sofamor Danek, Inc., a developer and manufacturer of medical devices to treat disorders of the cranium and spine, and a subsidiary of Medtronic, Inc., a publicly traded medical technology company, and various of its predecessor entities, including as Vice President, Marketing, Senior Vice President, Sales and Marketing, President and Executive Vice President, Global Corporate Development. Mr. Lukianov serves on the boards of California Health Instititute (CHI), BIOCOM, Medical Device Manufacturers Association (MDMA), and Ophthonix, Inc., a privately-held company focused on vision correction technology.

Keith C. Valentine has served as our President and Chief Operating Officer since January 2007. Between December 2004 and January 2007, he served as our President, and between January 2002 and December 2004, he served as our Executive Vice President. Prior to that, he served as our Vice President of Marketing from January 2001 to January 2002. From January 2000 to December 2000, Mr. Valentine served as Vice President of Marketing at ORATEC Interventions, Inc., a medical device company which was acquired by Smith & Nephew plc, also a medical device company, in 2002. From January 1992 to January 2000, Mr. Valentine served in various capacities at Medtronic Sofamor Danek, including Vice President of Marketing for the Rods Division and Group Director for the BMP Biologics program, the Interbody Sales Development effort and International Sales and Marketing. Mr. Valentine received a B.B.A. in Management and Biomedical Sciences from Western Michigan University.

Kevin C. O’Boyle has served as our Chief Financial Officer since January 2003 and our Executive Vice President since December 2004. From December 1996 to December 2002, Mr. O’Boyle served in various positions at ChromaVision Medical Systems, Inc., a publicly traded medical device firm specializing in the oncology market, including as its Chief Financial Officer and Chief Operating Officer. From December 1989 to November 1996, Mr. O’Boyle held various positions with Albert Fisher North America, Inc., a publicly traded international food company, including Chief Financial Officer and Senior Vice President of Operations. Mr. O’Boyle is a CPA and received a B.S. in Accounting from the Rochester Institute of Technology and successfully completed the Executive Management Program at the University of California at Los Angeles, John E. Anderson Graduate Business School.

Patrick Miles has served as our Executive Vice President of Marketing and Development since January 2007. Prior to that, he served as our Senior Vice President of Marketing from December 2004 to January 2007, and as our Vice President, Marketing from January 2001 to December 2004. From April 2000 to January 2001, Mr. Miles served as Director of Marketing for ORATEC Interventions, Inc., a medical device company. From June 1997 to

March 2000, he served as a Director of Marketing for Minimally Invasive Systems and Cervical Spine Systems for Medtronic Sofamor Danek. Mr. Miles received a B.S. in Finance from Mercer University.

Jeffrey P. Rydin has served as our Senior Vice President of U.S. Sales since December 2005. Prior to joining us, from January 2003 to December 2005, Mr. Rydin served as Area Vice President for DePuy Spine, Inc., a global designer, manufacturer and supplier of spinal devices and subsidiary of Johnson & Johnson. From December 2001 to January 2003, Mr. Rydin served as Vice President of Sales at Orquest, Inc., a developer of biologically-based implants for orthopaedics and spine surgery, which was acquired by DePuy in January 2003. From April 2000 to December 2001, Mr. Rydin served as Director of Sales at Symphonix Devices, Inc., a hearing technology company. From October 1996 to March 2000, he served as Director of Sales at General Surgical Innovations, Inc., a developer, manufacturer, and marketer of tissue dissection systems for minimally invasive surgical procedures, which was acquired by Tyco International Ltd. in November 1999. Mr. Rydin holds a B.A. in Social Ecology from the University of California, Irvine.

Jason M. Hannon has served as our Senior Vice President, General Counsel and Secretary since January 2007. Prior to that, he served as our Vice President of Legal Affairs and Secretary from June 2005 to January 2007. From February 2003 to April 2005, Mr. Hannon practiced corporate law at the law firm of Heller Ehrman LLP, specializing in mergers and acquisitions, public and private financing, licensing arrangements and corporate governance matters. From September 1999 to February 2003, Mr. Hannon practiced law at the law firm of Brobeck Phleger & Harrison LLP where he had a similar corporate practice. Mr. Hannon also served as a law clerk to the Honorable Jerome Farris of the U.S. Court of Appeals for the Ninth Circuit. Mr. Hannon is licensed to practice law in the State of California. Mr. Hannon received a B.A. degree from the University of California at Berkeley and a J.D. from Stanford Law School.

G. Bryan Cornwall, Ph.D., P.Eng. has served as our Vice President of Research and Clinical Resources since January 2007. Prior to that, he served as our Vice President of Research and Development from January 2004 to January 2007. He also served in various capacities with us from April 1999 to February 2000, including as a Manager of Research and as a Project Engineer. Prior to re-joining us, from February 2000 to January 2004, Dr. Cornwall served in various capacities at MacroPore Biosurgery, Inc., a developer and manufacturer of medical devices and therapies, including as its Vice President of Research & Technology and as a Director of Research. From February 1998 to April 1999, Dr. Cornwall served as Senior Product Engineer at DePuy ACE, Inc., a designer and manufacturer of orthopedic trauma devices and a subsidiary of Johnson & Johnson, a manufacturer of healthcare and hygiene products. Dr. Cornwall received a B.S. in Mechanical Engineering, a Masters of Applied Science in Material Science and a Ph.D. in Mechanical Engineering specializing in Orthopaedic Biomechanics from Queen’s University, Ontario, Canada.

Jonathan D. Spangler has served as our Chief Patent Counsel since September 2001 and our Vice President since December 2004. From August 1999 to August 2001, he served as Chief Patent Counsel for A-Med Systems, Inc., a privately held medical technology company. From September 1997 to July 1999, Mr. Spangler practiced law at the law firm of Arnold White & Durkee, specializing in patent and trade secret litigation involving medical devices. From June 1995 to September 1997, Mr. Spangler practiced with the law firm of Haugen & Nikolai, specializing in patent prosecution involving medical devices. Mr. Spangler also worked at the U.S. Patent and Trademark Office as an entry level examiner. Mr. Spangler is licensed to practice law in the States of California and Minnesota and before the U.S. Patent and Trademark Office. Mr. Spangler received a B.S. degree in Biomedical Engineering from Marquette University and a J.D. from the University of Dayton School of Law.

Lisa K. Brockman has served as our Vice President of Accounting since January 2007 and served as our Group Director of Accounting from July 2005 through December 2006. From January 2001 to April 2005, she served as Assistant Corporate Controller and Director of Reporting and Research for Synopsys, Inc., a software company focused on electronic design automation. From January 1988 to December 2000, she served in various positions with Ernst & Young LLP, most recently as Senior Manager. Ms. Brockman is a certified public accountant and earned a B.A. in accounting from San Diego State University.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the last fiscal year, there has not been nor are there currently proposed any transactions or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the following transactions:

Issuances of Options

In 2006, we granted options to purchase an aggregate of 595,000 shares of our common stock to our directors, named executive officers and holders of more than 5% of our outstanding voting securities at a weighted average exercise price of $18.29 per share. The exercise price per share of underlying common stock for each of our options issued to such parties was equal to the fair market value per share of our common stock on the date of grant.

Employment Agreements

Information on employment arrangements with our executives is located under the caption, “Employment Agreements” below.

Relationship with William Blair & Company, L.L.C.

William Blair & Company, L.L.C. was one of the underwriters in the public offering of our common stock completed in February 2006 and received a commission from us in connection with that offering. At the time of the offering, William Blair & Company, L.L.C. was the beneficial owner of more than 5% of our common stock.

Company Policy Regarding Related Party Transactions

It is our policy that the Audit Committee approve or ratify transactions involving directors, executive officers or principal shareholders or members of their immediate families or entities controlled by any of them or in which they have a substantial ownership interest, in which the amount involved exceeds $120,000 and that are otherwise reportable under SEC disclosure rules.

Such transactions include employment of immediate family members of any director or executive officer. Management advises the Audit Committee on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of reports provided to the Company pursuant to Rule 16a-3(e) of the Exchange Act and representations of such reporting persons, the Company believes that during fiscal year 2006, such SEC filing requirements were satisfied, with the exception of one late Form 4 filed by Patrick Miles on December 22, 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2006:

Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities to		Weighted Average	Equity Compensation
	be Issued Upon Exercise		Exercise Price of	Plans (excluding
	of Outstanding Options,		Outstanding Options,	securities reflected in
	Warrants and Rights		Warrants and Rights	column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by stockholders	3,910,811	(1)	$12.07	686,820	(2)
Equity compensation plans not approved by stockholders	—		—	—
Total:	3,910,811		$12.07	686,820

(1)	Consists of shares subject to outstanding options under our 1998 Stock Option/Stock Issuance Plan and our 2004 Equity Incentive Plan.

(2)	Consists of shares available for future issuance under our 2004 Equity Incentive Plan and 2004 Employee Stock Purchase Plan. As of December 31, 2006, an aggregate of 286,303 shares of common stock were available for issuance under the 2004 Equity Incentive Plan and 400,517 shares of common stock were available for issuance under the 2004 Employee Stock Purchase Plan. The 2004 Equity Incentive Plan contains a provision for an automatic increase in the number of shares available for grant each January until and including January 1, 2014, subject to certain limitations, by a number of shares equal to the lessor of: (1) 4% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, (2) 4,000,000 shares, or (3) a number of shares set by our Board of Directors. The 2004 Employee Stock Purchase Plan contains a provision for an automatic increase in the number of shares available for grant each January until and including January 1, 2014, subject to certain limitations, by a number of shares equal to the least of: (1) 1% of the number of shares of our common stock outstanding on that date, (2) 600,000 shares, or (3) a lesser number of shares determined by our Board of Directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General Philosophy and Objectives

We believe that to be successful in the intensely competitive spine surgery products and procedures market, it is critical that we are able to attract, motivate and retain highly talented executives. We compete for executive talent with a number of large, well-established medical device manufacturers who, among other things, enjoy significantly greater name recognition and deeper industry connections. Our executive compensation programs are designed to attract top talent, promote superior achievement of individual and team performance goals, and retain our executives by effectively rewarding achievement of superior performance.

We believe that the performance of our executives in managing and growing our company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the company by our executives. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Accordingly, our executive compensation packages include a significant proportion of performance-based compensation in the form of both cash and equity incentives, which is intended to promote achievement of specific annual and long-term strategic goals with the ultimate objective of increasing stockholder value over the long term.

Compensation Program and Process

The compensation committee of our board of directors, or the Committee, establishes and oversees our executive compensation programs. The Committee meets several times a year and consults with independent compensation consultants, as it deems appropriate, to review, analyze and set compensation packages for our executive officers, which include our Chairman and Chief Executive Officer (the “CEO”), our President and Chief Operating Officer, our Executive Vice President and Chief Financial Officer and each of our other senior officers.

Performance and Compensation Review

Historically, the Committee begins its annual executive compensation review at its regularly scheduled meeting of the fourth quarter. At this meeting, the Committee typically reviews the history of all the elements of each executive officer’s total compensation. The Committee also begins its review of (i) performance to date under the current-year annual executive cash bonus plan and (ii) appropriate equity awards for our executive officers. The Committee generally sets base salaries for our executive officers in the first quarter of each year and such salaries are retroactive to the first day of the year. The Committee determined 2006 base salaries for our executive officers on January 3, 2006 and 2007 base salaries on January 16, 2007. The Committee typically determines the cash performance bonuses payable to our executive officers related to the prior year’s performance and adopts the structure for the current-year cash bonus performance bonuses at a regularly scheduled meeting during the first quarter of each year after details regarding company performance for the prior year become available. The Committee also grants equity awards to executive officers in the first quarter. To date, all equity awards have been in the form of stock options.

The Committee evaluates the following factors to determine total compensation for each executive officer:

•	company performance against corporate objectives for the previous year;

•	individual performance against individual objectives for the previous year;

•	difficulty of achieving desired company and individual performance objectives in the coming year;

•	value of each executive’s unique skills and capabilities to support our long-term performance objectives;

•	each executive’s performance with respect to general management responsibilities; and

•	each executive’s contribution as a member of the executive management team.

The following company performance measures are taken into account in setting compensation policies:

•	corporate financial performance against our financial plan;

•	customer satisfaction; and

•	achievement of our strategic objectives.

The Committee determines the CEO’s compensation following discussions with him and, as it deems appropriate, an independent compensation consultant. In establishing the CEO’s 2006 compensation package, the Committee consulted with Compensia, Inc., a compensation consulting firm. The Committee is solely responsible for determining the CEO’s compensation. For the other executive officers, the CEO prepares and presents to the Committee performance assessments and compensation recommendations. Following consideration of the CEO’s presentation, the Committee may accept or adjust the CEO’s recommendations. The other executive officers are not present during this process.

Benchmarking

With the rapid growth of our company and the challenging recruiting environment in which we operate, in late 2005 the Committee retained Compensia, Inc., a prominent compensation consulting firm focusing specifically on industries such as ours, to assist us and the Committee in reviewing our then-current executive compensation programs and collecting, analyzing and comparing compensation data with respect to executive officers in comparable positions at similarly situated companies. Our goal was to determine whether our executive compensation arrangements were competitive within our relevant markets and to assist us in establishing competitive executive compensation packages that are consistent with our compensation philosophy and objectives. Compensia had not before conducted any business with our company.

Compensia was charged, among other things, with conducting a competitive assessment of our executive compensation. In addition to talking to members of the Committee, Compensia also contacted certain of our executive officers and other employees in our human resources and legal departments to obtain historical data and insight into previous compensation practices. In preparing its analysis, Compensia focused on the following three groups of peer companies: (i) “Group A” — companies (or divisions of companies) focused primarily on spine surgery products and procedures, (ii) “Group B” — medical device companies generating $100-$600 million in annual revenues, and (iii) “Group C” — medical device companies generating less than $100 million in annual revenues.

The companies in Group A consist of the following stand-alone companies, or divisions of larger companies, whose businesses are focused on spine surgery: DePuy Spine, Inc. (a Johnson & Johnson company), EBI (a subsidiary of Biomet, Inc. operating under the trade name, Biomet Spine), Kyphon Inc., Orthovita Inc., Osteotech, Inc., Spinal Concepts (now Abbott Spine, a division of Abbott Laboratories), Stryker Spine (a division of Stryker Corporation), Synthes-Stratec and Zimmer Holdings, Inc. Although these companies are generally larger than us in terms of revenues, we feel that our business uniquely requires the skills of people with direct industry knowledge. We have no direct competitors of a comparable size for whom compensation data is available. We generally recruit from a limited pool of candidates from larger companies, so we have found that the pay practices of Group A accurately reflect the market realities of our recruiting efforts. Group B consists of 11 medical device companies with annual revenues of $100 — $600 million, one of which is focused on spine surgery and several of which recruit for executive talent primarily in the California markets. Because of our significant growth as a company, this group is a reasonable representation of our medical device peers. Group C consists of 14 medical device companies with annual revenues of less than $100 million, one of which is focused on spine surgery and several of which recruit for executive talent primarily in the California markets. Studies like this cover in detail only those individuals for whom compensation information is disclosed publicly. As a result, these studies typically only include the five most highly compensated executive officers at each company. Generally this correlates to our CEO, chief financial officer, our president and chief operating officer, and the individuals who are executive vice presidents.

We believe strongly in recruiting talented people who have direct experience in the spine surgery industry and most of the companies that participate in this industry are significantly larger than us, which requires us to offer compensation packages that are competitive with those larger companies rather than just companies with similar annual revenues as ours. We are in a unique position as a company, having grown at a very fast rate. We view that our true peers, from a compensation perspective, are companies (or divisions of companies) larger than us with executives who have experienced rapid growth and also understand the challenges of improving operational efficiencies. Four of our top executives, including our CEO and our President and Chief Operating Officer, have experience working for large spine industry companies.

The data collected, analyzed and presented by Compensia provided the starting point for the Committee’s analysis of our compensation programs. The Committee also looked at a number of other factors, particularly, our estimate of the targeted overall compensation of executives at spine companies meeting a profile of places where we are likely to recruit executives. The Committee took Compensia’s recommendations into consideration when setting base salaries for 2006 and used these recommendations as a basis for making changes to the bonus and equity components of executive compensation for 2006 and beyond.

Components of Compensation

Historically and in 2006, the components of compensation for our executives consisted of: base salary, an annual cash bonus, equity incentive awards, the same health and welfare benefits package available to all of our employees, and certain perquisites. We believe this mix of cash and equity compensation and short- and long-term compensation is consistent with our compensation philosophy and furthers our overall compensation objectives by:

•	encouraging superior short- and long-term performance;

•	creating a cohesive management team to secure the future potential of our operations;

•	maximizing long-term stockholder value;

•	enabling us to grow our company and expand our market impact; and

•	encouraging proper compliance and regulatory guidance.

We expect the 2007 compensation components to be substantially similar.

Allocation Among Components of Compensation

As discussed above, the amount of each element of our executive officers’ compensation is determined by the Committee, with input from the CEO. The mix of cash and non-cash compensation in our 2006 executive compensation packages varied between officers, driven by the following philosophical principles: the compensation of our most senior officers, primarily the CEO, should be tied to long term performance (and is thus most heavily weighted to equity compensation); the compensation of our sales and marketing executives should focus on all areas of compensation, with special attention to achievement of shorter term sales and product introduction goals; and the compensation of our other executives should balance short and long term incentives. In all cases, we provide significant equity compensation to tie our executives’ compensation to the long term growth and success of our company.

Base Salaries

We provide our executive officers and other employees with base salaries to compensate them for services rendered during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using competitive information, market data and internal assessments of motivation. Base salary ranges are designed to be competitive with market conditions and sufficient to attract and retain top executives.

In determining base salaries for our executives, the Committee primarily considers:

•	competitive factors in our industry;

•	market data provided by our outside consultants and gathered internally;

•	internal assessment of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the executive.

Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries of executive officers are based on the Committee’s assessment of the individual’s performance.

Annual Cash Bonuses

Our cash bonus plan is established annually and is designed to reward our executives for the achievement of shorter-term company financial and operational goals as well as achievement of individual performance goals. In the past, the company performance goals were principally focused on revenue growth along with expanding our research and development capabilities to establish our company as a formidable stand-alone spine company. As our company matures, our financial goals are increasingly focused on achieving and growing profitability, as well as success in achieving other operational goals and increasing our operational efficiencies. We demand outstanding individual and team performance from our executive officers and it is our general philosophy that our executive officers be rewarded for such performance. Although the Committee establishes general criteria for the payment of cash bonuses at the beginning of each year, the Committee has full discretion as to the granting of these bonuses to any individual or the officers as a group after the completion of that year. The Committee may choose to award the bonus or not, and decide on the actual level of the award in light of all relevant factors after completion of the fiscal year.

Under the terms of the 2006 cash bonus plan, a pool of bonus dollars was to be funded provided we achieved a minimum total revenue level, with the overall size of the pool growing as our total revenue exceeded that minimum level. As such, the existence and size of a bonus pool was based on our overall performance, including financial and non-financial components. Assuming we achieved the minimum total revenue to fund the bonus pool, the bonus payable to each executive officer could range from 40% to 100% of base salary for the executive officers (with the potential for additional bonus only upon significant over-achievement). The portion of each officer’s potential bonus actually paid out would be determined by his achievement of individual and executive team goals during 2006. At its regularly scheduled meeting in February 2007, the Committee determined we met the total revenue threshold for the bonus plan and granted cash awards to the executives. See the column titled “Non-Equity Incentive Plan Compensation” under “Summary Compensation Table” for the cash bonuses awarded to named executive officers by the Committee for 2006 performance.

2007 Bonus Plan

For 2007, our cash bonus plan will operate in a manner consistent with 2006. A bonus pool will be funded based on our sales growth and operational performance. However, actual bonus payments will now be more closely tied to achieving strategic and operational objectives as well as increasing our operational efficiencies.

Equity Compensation

We intend that our equity incentive program is the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our equity incentive program as a key retention tool. This is a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of our common stock, we have always believed that granting stock options is the best method of motivating the executive officers to manage our company in a manner that is consistent with the interests of our company and our stockholders. In addition, we have utilized stock options because of the near universal expectation by persons in our industry that they would receive stock options. We believe that a decision to limit or eliminate our use of stock options would have a significant negative impact on our recruitment efforts.

Beginning in 2006 the accounting treatment for stock options changed as a result of Statement of Financial Accounting Standards No. 123(R), making the accounting treatment of stock options less attractive. As a result, we assessed the desirability of utilizing other forms of equity compensation. Based on (i) our internal assessment of the motivational power of stock options, (ii) our company’s financial position and rapid growth, and (iii) the advice of our outside compensation consultant, we determined to continue relying on stock options as our primary form of equity incentive.

Stock Option Awards

We grant stock awards to our executive officers and key employees based upon prior performance, the importance of retaining their services and the potential for their performance to help us attain our long-term goals. Although there is no set formula for the granting of awards to individual executives, we strive to maintain consistent ownership percentages for our executives to link their compensation to the long term success of the company. In each of the past two fiscal years, we have granted stock options to purchase, on average, approximately 4% of the outstanding shares of our common stock on a fully-diluted basis. Of this amount, approximately 25% of the total options were granted to the named executive officers, and the balance has been granted to other officers, non-employee directors and key employees. During 2006, 6 non-employee directors combined with all of our shareowners (the term we use to refer to our employees) received stock options to purchase an aggregate of 3.92% of the outstanding shares of our common stock, including the five named executive officers, who received stock options to acquire an aggregate of 475,000 shares or 36% of the total options granted in fiscal 2006.

Timing of Option Grants

Stock options to our executive officers and other key employees are typically granted annually following (i) performance reviews of their individual performance, (ii) the completion of our fiscal year, and (iii) full presentation to the Committee of the achievement of specific goals. The initial review and consideration of annual stock option grants takes place at the regularly scheduled fall meeting of the Committee typically held in the fourth calendar quarter. The final determination and approval typically occurs at a pre-established meeting of the Committee in January. All shareowners who receive an annual grant of stock options also receive their award on the same date. Stock awards are granted to our non-employee directors on the date of our annual meeting of stockholders, in accordance with the terms of our 2004 Equity Incentive Plan. Grants to newly hired employees are effective on the employee’s first day of employment, and to facilitate this practice, the board has authorized the chief executive officer to grant individual stock awards to non executive employees. The exercise price of all stock options is set at that day’s closing price of our common stock on the Nasdaq Global Market®, and all such grants are presented to the Committee for review at the next regularly scheduled meeting.

Perquisites and Other Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior executives for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The primary perquisites for senior managers at or above the level of senior vice president are automobile allowances (of $500 to $1,000 per month) and health club membership (initiation dues plus $250 to $1,000 per month), which we believe to be industry standard and appropriate to support our recruitment and retention objectives.

Senior management also participates in NuVasive’s other benefit plans on the same terms as other shareowners. These plans include medical and dental insurance and life insurance. Relocation benefits also are reimbursed but are individually negotiated when they occur. We did not provide any relocation benefits to our executive officers in 2006, but intend to provide such benefits when the situation arises. Historically, executive officers have participated in our Employee Stock Purchase Plan pursuant to which they purchase shares of our common stock.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2006, are included in the column captioned “All Other Compensation” of the “Summary Compensation Table” below.

Severance Benefits

We believe that severance benefits for senior management should reflect the fact that it may be difficult for them to find comparable employment within a short period of time. They also should disentangle the company from the former executive as soon as practicable. For instance, while it is possible to provide salary continuation to an executive during the job search process, which in some cases may be less expensive than a lump-sum severance payment, we prefer to pay a lump-sum severance payment in order to most cleanly sever the relationship as soon as practicable.

We have entered into severance arrangements with each of our named executive officers and other executive officers. Each such arrangement provides that unless an employee is terminated for cause (except with respect to our CEO to whom the severance benefits apply in any situation), in the event we terminate the executive officer (or such officer resigns for good reason, as defined), the executive officer will receive severance payments as follows: our CEO would receive payments equal to two times his base salary then in effect plus two times the most recent annual performance bonus paid; our other named executive officers at the level of executive vice president would each receive payments equal to their base salary then in effect plus the most recent annual performance bonus paid, unless such termination occurs within 12 months following a change in control in which event the amount paid would be equal to one and one-half times each of such person’s base salary then in effect and most recent annual performance bonus paid; and our executive officers at the level of senior vice president would each receive payments equal to their base salary then in effect plus an amount equal to the most recent annual performance bonus paid. In connection with these severance payments, we do not continue health and other insurance benefits for our executives.

Based upon a hypothetical termination date of December 31, 2006, the cash severance benefits for our Chief Executive Officer, President and Chief Operating Officer and Chief Financial Officer would have been as follows:

	CEO	President/COO	CFO

Payment related to Base Salary	$800,000	$300,000	$275,000
Payment related to Annual Bonus	640,000	$179,500	$152,500

Although we generally do not continue health and other insurance benefits for our executives in a severance arrangements, we do accelerate the vesting of equity compensation in connection with a change of control as follows: for all of our shareowners, 50% of stock options that are unvested at the time of a change of control vest immediately, with the remaining 50% vesting immediately upon a termination of employment without cause within 18 months following the change of control; for our CEO, Chief Financial Officer and President and Chief Operating Officer, 50% of stock options that are unvested at the time of a change of control vest immediately, with the remaining 50% vesting immediately upon the earlier of (i) equal installments over the 12 months following the change of control, or (ii) termination without cause. For our executive officers at the level of executive vice president or senior vice president, 50% of stock options that are unvested at the time of a change of control vest immediately, with the remaining 50% vesting immediately upon a termination of employment without cause (or resignation for good reason) within 18 months following the change of control. We believe that these severance and equity acceleration standards aid our recruitment and retention efforts and are competitive among comparable companies, although we have not conducted a study to confirm this.

Tax and Accounting Considerations

We attempt to provide compensation that is structured, to the extent possible, to maximize favorable accounting, tax and similar benefits for the Company.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of certain compensation in excess of $1,000,000 paid in any one year to the chief executive officer and the other four highest paid executive officers. Qualifying performance-based compensation will not be subject to this deduction limit if certain requirements are met.

The Compensation Committee periodically reviews and considers the deductibility of executive compensation under Section 162(m) in designing our compensation programs and arrangements. A portion of our annual cash incentive awards is determined based upon the achievement of certain predetermined financial performance goals in order to permit the Company to deduct such amounts pursuant to Section 162(m). In addition, our equity incentive plans contain limits on the number of options that can be granted to any one individual in any year for purposes of Section 162(m).

While we will continue to monitor our compensation programs in light of Section 162(m), the Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and its stockholders. As a result, the Compensation Committee may conclude that paying compensation at levels that are not deductible under Section 162(m) is nevertheless in the best interests of the Company and its stockholders.

Summary Compensation Table

The following table sets forth information concerning compensation earned for services rendered to the Company by our Chief Executive Officer (the “CEO”), our Chief Financial Officer (the “CFO”) and the Company’s next three most highly compensated executive officers for the fiscal year ended December 31, 2006. These five officers are referred to as the “named executive officers” in this Proxy Statement. The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

				Non-Equity
			Option	Incentive Plan	All Other	Total
Name and Principal Position	Year	Salary($)	Awards(1) ($)	Compensation ($)	Compensation(2) ($)	($)

Alexis V. Lukianov Chairman and Chief Executive Officer	2006	400,000	1,670,026	450,000	25,844	2,545,870
Keith C. Valentine President and Chief Operating Officer	2006	300,000	729,756	325,000	22,094	1,376,850
Kevin C. O’Boyle Executive Vice President and Chief Financial Officer	2006	275,000	527,888	210,000	22,849	1,035,737
Patrick Miles Senior Executive Vice President, Marketing and Development	2006	250,000	386,964	275,000	21,417	933,381
Jeffrey P. Rydin Senior Vice President, U.S. Sales	2006	250,000	588,820	340,000	17,335	1,196,155

(1)	The value of the stock and option awards has been computed in accordance with Statement of Financial Standards (SFAS) No. 123R, “Share-Based Payment,” which requires that we recognize as compensation expense the value of all stock-based awards, including stock options, granted to employees in exchange for services over the requisite service period, which is typically the vesting period. For more information, see Note 6 in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 15, 2007.

(2)	Comprised of health club reimbursement, car allowance, life insurance premiums and entertainment.

Grant of Plan-Based Awards

The following table sets forth information regarding grants of stock and option awards made to our named executive officers during the fiscal year ended December 31, 2006.

					All Other
					Option
					Awards:	Exercise or
					Number of	Base Price
		Estimated Future Payments Under			Securities	of Option	Grant Date Fair
	Grant	Non-Equity Incentive Plan Awards			Underlying	Awards	Value of Option
Name	Date	Threshold	Target(1)	Maximum(2)	Options (#)	($/sh)	Awards
Alexis V. Lukianov	1/3/06	$0	—	—	250,000	$18.31	2,370,755.58
Keith Valentine	1/3/06	$0	—	—	100,000	$18.31	948,301.99
Kevin C. O’Boyle	1/3/06	$0	—	—	75,000	$18.31	711,225.94
Patrick Miles	1/3/06	$0	—	—	50,000	$18.31	474,152.16
Jeffrey P. Rydin	1/3/06	$0	—	—	0	—	—

(1)	Subject to company and individual performance, the target cash bonus range for 2007 for each named executive officer is as follows:

Name	2007 Target Bonus Range

Alexis V. Lukianov	$337,500 — $450,000
Keith C. Valentine	$243,750 — $325,000
Kevin C. O’Boyle	$142,500 — $285,000
Patrick Miles	$206,250 — $275,000
Jeffrey P. Rydin	$195,000 — $260,000

(2)	Bonuses are awarded based on individual and company performance, but a successful financial year for the company is a prerequisite to the award of bonuses. There is no pre-set maximum limit applicable to bonus awards.

Employment Agreements and Potential Payments Upon Termination or Change of Control

We believe that severance benefits for senior management should reflect the fact that it may be difficult for them to find comparable employment within a short period of time. They also should disentangle the company from the former executive as soon as practicable. For instance, while it is possible to provide salary continuation to an executive during the job search process, which in some cases may be less expensive than a lump-sum severance payment, we prefer to pay a lump-sum severance payment in order to most cleanly sever the relationship as soon as practicable.

We have entered into severance arrangements with each of our named executive officers and other executive officers. Each such arrangement provides that unless an employee is terminated for cause (except with respect to our CEO to whom the severance benefits apply in any situation), in the event we terminate the executive officer (or such officer resigns for good reason, as defined), the executive officer will receive severance payments as follows: our CEO would receive payments equal to two times his base salary then in effect plus two times the most recent annual performance bonus paid; our other named executive officers at the level of executive vice president would each receive payments equal to their base salary then in effect plus the most recent annual performance bonus paid, unless such termination occurs within 12 months following a change in control in which event the amount paid would be equal to one and one-half times each of such person’s base salary then in effect and most recent annual performance bonus paid; and our executive officers at the level of senior vice president would each receive payments equal to their base salary then in effect plus an amount equal to the most recent annual performance bonus paid. In connection with these severance payments, we do not continue health and other insurance benefits for our executives.

Although we generally do not continue health and other insurance benefits for our executives in a severance arrangements, we do accelerate the vesting of equity compensation in connection with a change of control as follows: for all of our shareowners, 50% of stock options that are unvested at the time of a change of control vest immediately, with the remaining 50% vesting immediately upon a termination of employment without cause within 18 months following the change of control; for our CEO, Chief Financial Officer and President and Chief Operating Officer, 50% of stock options that are unvested at the time of a change of control vest immediately, with the remaining 50% vesting immediately upon the earlier of (i) equal installments over the 12 months following the change of control, or (ii) termination without cause. For our executive officers at the level of executive vice president or senior vice president, 50% of stock options that are unvested at the time of a change of control vest immediately, with the remaining 50% vesting immediately upon a termination of employment without cause (or resignation for good reason) within 18 months following the change of control. We believe that these severance and equity acceleration standards aid our recruitment and retention efforts and are competitive among comparable companies, although we have not conducted a study to confirm this.

We have also entered into employment agreements and/or arrangements with each of the following additional members of our management team: Jason M. Hannon, G. Bryan Cornwall, Jonathan D. Spangler and Lisa K. Brockman. , None of our employees are employed for a specified term and each employee’s employment with us is subject to termination at any time by either party for any reason, with or without cause.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2006.

	Option Awards(1)
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option Exercise
	Unexercised Options	Unexercised Options	Price	Option
Name	(#) Exercisable	(#) Unexercisable	($)	Expiration Date

Alexis V. Lukianov	59,500	0	$0.63	7/31/2012
	80,000	0	$0.63	1/15/2013
	360,000	0	$3.75	1/2/2014
	162,033	3,447	$9.50	10/20/2014
	0	250,000	$18.31	1/3/2016
Keith Valentine	53,334	0	$3.75	1/2/2014
	58,750	1,250	$9.50	10/20/2014
	37,500	37,500	$9.50	12/17/2014
	0	100,000	$18.31	1/3/2016
Kevin C. O’Boyle	22,500	0	$0.63	1/15/2013
	48,000	0	$3.75	1/2/2014
	44,063	937	$9.50	10/20/2014
	12,500	12,500	$9.50	12/17/2014
	0	75,000	$18.31	1/3/2016
Patrick Miles	5,000	0	$0.63	7/31/2012
	5,000	0	$0.63	1/15/2013
	63,556	0	$3.75	1/2/2014
	39,167	833	$9.50	10/20/2014
	12,500	12,500	$9.50	12/17/2014
	0	50,000	$18.31	1/3/2016
Jeffrey Rydin	30,000	90,000	$17.91	12/5/2015

(1)	All option awards vest 25% on the one year anniversary of the grant date, with the remaining shares vesting in 36 equal monthly installments thereafter. All option grants have a term of ten years.

Option Exercises and Stock Vested

The following table sets forth information regarding options exercised and shares of common stock acquired upon vesting by our named executive officers during the fiscal year ended December 31, 2006.

	Option Awards
	Number of Shares	Value Realized on
Name	Acquired on Exercise (#)	Exercise ($)

Alexis V. Lukianov	500	$11,540.00
Keith C. Valentine	39,166	$668,397.62
Kevin C. O’Boyle	94,167	$1,746,064.72
Patrick Miles	24,444	$395,748.36
Jeffrey P. Rydin	0	$0.00

DIRECTOR COMPENSATION

Non-employee directors receive fees from the Company for their services as members of the Board and any committee of the Board. The tables below set forth the compensation (cash and equity) received by our directors in 2006. We have historically paid directors annual retainers for their services as well as per meeting fees. Starting in 2007, we now pay our directors retainers only. Separate retainers are paid for service on the Board of Directors, committees of the Board, and for acting as Chair of a committee. No compensation is paid to any director who is also an employee of the Company.

The Company’s 2004 Equity Incentive Plan, or the 2004 Plan, provides for an automatic grant of an option to purchase 24,000 shares of the Company’s common stock (the “Initial Option”) to each non-employee director who first becomes a non-employee director. The 2004 Plan also provides for an automatic annual grant of an option to purchase 6,000 shares of our common stock (the “Annual Option”) in connection with each annual meeting of stockholders that occurs on or after May 12, 2004. However, a non-employee director granted an Initial Option on, or within a period of six months prior to, the date of the annual meeting of stockholders will not be granted an Annual Option with respect to that annual stockholders’ meeting. As our company has grown, and the commitment required of each director has grown along with it, we have occasionally granted additional stock options to our directors. For instance, in 2006 we granted options to purchase 8,000 shares of our common stock to each of our non-employee directors, which options vest at the rate of 2,000 shares per year. We have also granted additional shares to certain of directors who have longer tenures with the company, as with the grants in 2006 to Messrs. Blair and Howe and Dr. Blair.

Each Initial Option and Annual Option will have an exercise price equal to the fair market value of a share of our common stock on the date of grant and will have a term of ten years. Each Initial Option will vest in 48 equal installments on each monthly anniversary of the date of grant of the option for so long as the non-employee director continuously remains a director of, or a consultant to, the Company. However, in the event of retirement of a non-employee director during the vesting period of his or her Initial Option, the Initial Option shall automatically vest on an accelerated basis to the extent it would have vested if the non-employee director had remained a director of, or consultant to, the Company through the end of the calendar year in which he or she retired. The remaining unvested shares, if any, will be forfeited and returned to the 2004 Plan. The Annual Option will vest and become exercisable in 12 equal installments on each monthly anniversary of the date of grant of the option for so long as the non-employee director continuously remains a director of, or consultant to, the Company. All automatic non-employee director options granted under the 2004 Plan will be non-statutory stock options. Options must be exercised, if at all, within three months after a non-employee director’s termination of service, except in the case of death, in which event the director’s estate shall have one year from the date of death to exercise the option. In no event, however, shall any option granted to a director be exercisable later than the expiration of the option’s term. In the event of the Company’s merger with another corporation or another change of control, all automatic non-employee director options will become fully vested and exercisable.

Director Summary Compensation Table

The following table summarizes director compensation during the fiscal year ended December 31, 2006.

	Fees Earned
	or Paid	Option
Name	in Cash ($)	Awards ($)(1)	Total ($)

Jack R. Blair	$46,500.00	$204,965.18	229,718.90
James C. Blair, Ph.D	$26,000.00	$204,935.98	209,218.90
Peter C. Farrell, Ph.D	$25,000.00	$156,158.91	142,577.40
Lesley H. Howe	$57,000.00	$270,577.48	305,860.40
Robert J. Hunt	$51,000.00	$156,158.91	168,577.40
Hansen A. Yuan, MD	$29,000.00	$193,852.01	146,577.40

(1)	Amounts in this column reflect the dollar amounts that were recognized in fiscal 2006 for financial statement reporting purposed under SFAS 123R with respect to option awards granted to our directors in and prior to fiscal 2006.

During fiscal 2006, our non-employee directors were issued options to purchase shares of our common stock as set forth in the following table.

	Date of	Options
Name	Option Grant	Granted	Vesting Terms

Jack R. Blair	03/03/2006	17,000	11,000 fully vested at grant; remainder over three years.
	05/24/2006	6,000	Vests in 12 monthly installments.

James C. Blair, Ph.D	03/03/2006	17,000	11,000 fully vested at grant; remainder over three years.
	05/24/2006	6,000	Vests in 12 monthly installments.

Peter C. Farrell, Ph.D	03/03/2006	8,000	2,000 fully vested at grant; remainder over three years.
	05/24/2006	6,000	Vests in 12 monthly installments.

Lesley H. Howe	03/03/2006	26,000	11,000 fully vested at grant; remainder over three years.
	05/24/2006	6,000	Vests in 12 monthly installments.

Robert J. Hunt	03/03/2006	8,000	2,000 fully vested at grant; remainder over three years.
	05/24/2006	6,000	Vests in 12 monthly installments.

Hansen A. Yuan, MD	03/03/2006	8,000	2,000 fully vested at grant; remainder over three years.
	05/24/2006	6,000	Vests in 12 monthly installments.

At the end of fiscal 2006, each of our non-employee directors hold options to purchase the following number of shares of our common stock: (a) Jack R. Blair, 81,000, (b) James C. Blair, Ph.D, 59,000, (c) Peter C. Farrell, Ph.D, 62,000, (d) Lesley H. Howe, 68,000, (e) Robert J. Hunt, 62,000, (f) Hansen A. Yuan, MD, 56,000.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K or the annual meeting proxy statement on Schedule 14A.

James C. Blair, Ph.D. (Chairperson)
Robert J. Hunt
Hansen A. Yuan, M.D.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. The Audit Committee consists of three members, each of whom meets the independence and qualification standards for audit committee membership set forth in the listing standards provided by NASDAQ.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The independent registered public accounting firm is also responsible for auditing the Company’s internal control over financial reporting and Management’s assessment thereof. The Audit Committee appointed Ernst & Young LLP to audit the

Company’s financial statements and the effectiveness of the related systems of internal control over financial reporting for the 2006 year.

The Audit Committee is kept apprised of the progress of the documentation, testing and evaluation of the Company’s system of internal controls over financial reporting, and provides oversight and advice to management. In connection with this oversight, the Committee receives periodic updates provided by management and Ernst & Young LLP at each regularly scheduled Audit Committee meeting. The Committee also holds regular private sessions with Ernst & Young to discuss their audit plan for the year, the financial statements and risks of fraud. At the conclusion of the process, management provides the Committee with and the Committee reviews a report on the effectiveness of the Company’s internal control over financial reporting. The Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC, as well as Ernst & Young LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K.

The Audit Committee pre-approves all services to be provided by the Company’s independent registered public accounting firm Ernst & Young LLP. Pre-approval is required for audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, a designated member of the Audit Committee may have delegated authority from the Audit Committee to pre-approve additional services, and such pre-approval is later reported to the full Audit Committee. See “Principal Accountant Fees and Services” for more information regarding fees paid to Ernst & Young LLP for services in fiscal years 2006 and 2005.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2006 with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm;

•	discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•	reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

•	based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission; and

•	instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee met nine times in 2006.  This report for 2006 is provided by the undersigned members of the Audit Committee of the Board.

Jack R. Blair
Lesley H. Howe (Chairperson)
Robert J. Hunt

Principal Accountant Fees and Services

The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, and is asking the stockholders to ratify this appointment.

In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

The following table presents the fees for professional audit services rendered by Ernst & Young LLP for fiscal years 2006 and 2005, and fees billed for other services rendered by Ernst & Young LLP for fiscal years 2006 and 2005.

	Fiscal Year	Fiscal Year
	2006	2005

Audit Fees(1)	$732,420	$726,948
Audit-related Fees(2)	—	—
Tax Fees	—	—
All Other Fees(3)	48,700	267,930
Total	$781,120	$994,878

(1)	Audit Fees represent fees and out of pocket expenses whether or not yet invoiced for professional services provided in connection with the audit of the Company’s financial statements, review of the Company’s quarterly financial statements, review of registration statements on Forms S-3 and S-8, and audit services provided in connection with other regulatory filings. These fees included $97,180 and $50,000 incurred in 2006 and 2005, respectively in connection with the secondary public offering completed in February 2006.

(2)	Audit Related Fees consist of fees billed in the indicated year for assurance and related services that are reasonably related to the performance of the audit or review of financial statements but not listed as “Audit Fees.”

(3)	Includes amounts billed and related out of pocket expenses for services rendered during the year. During 2006 and 2005, these fees also included assurance and related services associated with potential and completed asset acquisition transactions.

All fees paid to Ernst & Young LLP for 2006 were pre-approved by the Audit Committee.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will vote on the election of three Class III directors to serve for a three-year term until the annual meeting of stockholders in 2010 and until their successors are elected and qualified. The Board of Directors has unanimously nominated Alexis V. Lukianov, Jack R. Blair and James C. Blair, Ph.D. for election to the Board of Directors as Class III directors. The nominees have indicated that they are willing and able to serve as directors. If Alexis V. Lukianov, Jack R. Blair or James C. Blair, Ph.D. becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The proxies being solicited will be voted for no more than three nominees at the Annual Meeting. The Class III directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of each of Alexis V. Lukianov, Jack R. Blair and James C. Blair, Ph.D. as Class III directors.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards for the election of each of Alexis V. Lukianov, Jack R. Blair and James C. Blair, Ph.D.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the stockholders will be asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

PROPOSAL 3 — APPROVAL OF MATERIAL TERMS OF THE 2004 EQUITY INCENTIVE PLAN AND AMENDMENT TO THE PLAN TO PLACE LIMITS ON THE NUMBER OF STOCK AWARDS AND AMOUNT OF CASH AWARDS THAT MAY BE GRANTED TO AN
EMPLOYEE DURING ANY GIVEN FISCAL YEAR

General

Our 2004 Equity Incentive Plan In (the “2004 Plan”) was adopted by our board of directors in February 2004 and approved by our stockholders in March 2004. Stock options, stock appreciation rights, stock awards and cash awards, which we collectively refer to as Awards, may be granted under the 2004 Plan. Options granted under the 2004 Plan may be either “incentive stock options”, as defined under Section 422 of the Internal Revenue Code, or non-statutory stock options. As of December 31, 2006, awards (net of cancelled awards) covering an aggregate of 2,864,366 shares of our common stock had been granted under the 2004 Plan. 286,604 shares of our common stock (plus any shares that might in the future be returned to the 2004 Plan as a result of cancellations or expiration of awards) remained available for future grant.

Summary of Proposal

We are asking our stockholders to (i) approve the material terms of the 2004 Plan and (ii) place limits of the number of stock awards and the amount of cash awards that may be granted to any employee during any given fiscal year solely to preserve corporate income tax deductions that may become available to us pursuant to Internal Revenue Code Section 162(m) (“Section 162(m)”). We are asking the stockholders for this approval so that we may deduct for federal income tax purposes compensation in excess of $1,000,000 that may be paid to certain executive officers in any single year. Compensation includes cash compensation, income arising from the exercise of non-statutory stock options, and disqualifying dispositions of incentive stock options.

The proposed amendment would amend the Plan to limit the number of stock awards that may be granted under the Plan to any employee during any given fiscal year to 250,000 shares, and limit the amount of cash awards that may be granted under the Plan to any employee during any fiscal year to $1,000,000 in the aggregate. The Plan currently provides that no employee may be granted more than 1,500,000 shares subject to stock options and stock appreciation rights in any given fiscal year, but does not contain similar limitations on the amount or size of stock awards or cash awards. The proposed amendment would impose such limitations.

The purpose of amending the Plan to impose limits on the amount or size of stock awards and cash awards is to take advantage of certain favorable tax treatment for the Company under Section 162(m) of the Internal Revenue Code. As discussed in more detail below, Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain executive officers during any fiscal year, but exempts certain performance-based compensation from this deduction limit. In order to qualify as exempted performance-based compensation under Section 162(m), stock awards and cash awards must, among other requirements, be granted pursuant to a plan that contains limits on the number of shares subject to stock awards and the amount of cash awards that may be granted to any one individual under the plan during a specified period. By amending the Plan to limit the number of stock awards (including restricted stock, restricted stock units, deferred stock and performance shares) that may be granted under the Plan to any employee during any given fiscal year to

250,000 shares, and limit the amount of cash awards that may be granted under the Plan to any employee during any fiscal year to $1,000,000, we seek to increase the potential amounts that we may deduct for federal income tax purposes of such stock awards and cash awards made under the Plan as qualified performance-based compensation in accordance with Section 162(m).

We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1,000,000 to executive officers, our Board of Directors believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

If stockholder approval of this proposal is not obtained, we plan to continue making grants under the 2004 Plan to our Chief Executive Officer and our four other most highly compensated executive officers determined as of the end of the last fiscal year (hereafter referred to as the “Named Executive Officers”), or their successors. Tax deductions under section 162 (m) will not be available for these grants. A copy of the 2004 Plan and the proposed amendment to the Plan are attached as Appendix A to this Proxy Statement. The following description of the 2004 Plan is a summary and is therefore qualified in its entirety by reference to the complete text of the 2004 Plan.

A copy of the 2004 Plan and the proposed amendment to the Plan are attached as Appendix A to this Proxy Statement. The following description of the 2004 Plan is a summary or material terms and is therefore qualified in its entirety by reference to the complete text of the 2004 Plan.

General

The purpose of the 2004 Plan is to enhance the long-term stockholders’ value of our company by offering opportunities to eligible individuals to participate in the growth in value of the equity of our company.

Share Reserve

We initially reserved a total of 800,000 shares of our common stock, subject to adjustment, for issuance under the 2004 Plan. In addition, any shares that are issuable upon exercise of options granted pursuant to the Company’s 1998 Stock Option/Stock Issuance Plan (the “1998 Plan”) that expire or become unexercisable for any reason without having been exercised in full, and are forfeited or repurchased under the 1998 Plan, will be available for grant under the 2004 Plan. All Awards granted since our initial public offering have been granted under the 2004 Plan.

Automatic Annual Increase of Share Reserve

The 2004 Plan provides that the share reserve will be cumulatively increased on January 1 of each year by a number of shares that is equal to the least of:

•	4% of the number of our shares issued and outstanding on the immediately preceding December 31;

•	4,000,000 shares; or

•	a number of shares set by our board of directors.

Accordingly, on January 1, 2005, the share reserve was increased by 955,000 shares to 1,139,336 shares; on January 1, 2006, the share reserve was increased by 1,004,238 shares to 1,419,757 shares; and on January 1, 2007, the share reserve was further increased by 1,356,816 shares to 1,643,119 shares.

Administration

The 2004 Plan is administered by the Compensation Committee of our board of directors. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by our board of directors and in compliance with applicable law, and it may delegate certain responsibilities to an employee of ours (as applicable, the Compensation Committee, Chief Executive Officer or other delegate is referred to as the “Administrator”).

Eligibility

Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2004 Plan to employees, directors and consultants of ours, our affiliates and subsidiaries. Incentive stock options may be granted only to employees of ours, our subsidiaries or an affiliate of ours. The Administrator, in its discretion, approves options, stock appreciation rights, stock awards and cash awards to be granted under the 2004 Plan.

As of December 31, 2006, 80,225 shares had been issued upon exercise of options granted under the Plan, options to purchase 2,784,141 shares were outstanding and 286,303 shares remained available for future grant. The following table sets forth information with respect to the stock options granted to the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the 2004 Plan as of December 31, 2006.

	Number of Shares Subject to	Weighted Average
	Options Granted under	Exercise Price
Name	the 2004 Plan	Per Share

Alexis V. Lukianov	415,480	$14.80
Chief Executive Officer and Chairman of the Board
Keith C. Valentine	235,000	$13.25
President and Chief Operating Officer
Kevin C. O’Boyle	145,000	$14.06
Chief Financial Officer and Executive Vice President
Patrick Miles	115,000	$13.33
Executive Vice President of Marketing and Development
Jeffrey P. Rydin	120,000	$17.91
Senior Vice President of U.S. Sales
All current executive officers as a group (6 persons)	1,150,480	$14.77
All directors who are not named executive officers (6 persons)	294,000	$15.39
All employees and consultants (excluding current executive officers)	1,715,659	$15.68

Termination of Awards

Generally, if an awardee’s services to us as an employee, consultant or director terminates other than by reason of death, disability, retirement or for cause, vested options and stock appreciate rights will remain exercisable for a period of three months following the awardee’s termination. Unless otherwise provided for by the Administrator in the Award agreement, if an awardee dies or becomes totally and permanently disabled while an employee or consultant or director, the awardee’s vested options and stock appreciate rights will be exercisable for twelve months following the awardee’s death or disability, or if earlier, the expiration of the term of such Award.

Nontransferability of Awards

Unless otherwise determined by the Administrator, Awards granted under the 2004 Plan are not transferable other than by will, a domestic relations order, or the laws of descent and distribution and may be exercised during the awardee’s lifetime only by the awardee.

Stock Options

Exercise Price

The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date of grant of such option. With respect to any awardee who owns stock possessing more than 10% of the voting power of all our classes of stock (including stock of any parent or subsidiary of ours), the exercise price of any incentive stock option may not be less than 110% of the fair market value of our common stock on the date of grant of such option. The exercise price of a non-statutory stock option may not be less than 85% of the fair market value of our common stock on the date of grant of such option. Certain replacement options with lower exercise prices may be granted to employees of ours or entities that we acquire to replace that employee’s existing options. The fair market value of our common stock is generally the closing sales price as quoted on the Nasdaq Global Market.

Exercise of Option; Form of Consideration

The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement and the 2004 Plan permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), or broker assisted same day sales.

Term of Option

The term of an option may be no more than ten years from its date of grant. No option may be exercised after the expiration of its term. With respect to any incentive stock option granted to an awardee who owns stock possessing more than 10% of the voting power of all our classes of stock (including stock of any parent or subsidiary of ours), the term of the incentive stock option may be no more than five years from its date of grant.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights alone, in addition to, or in tandem with any other Awards under the 2004 Plan. Stock appreciation rights entitle the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Administrator. The excess amount will be payable in ordinary shares, in cash or in a combination thereof, as determined by the Administrator. The terms and conditions of a stock appreciation right will be found in an Award agreement. The grant of a stock appreciation right may be made contingent upon the achievement of performance conditions, including net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators, and guaranteed efficiency measures, each with respect to our company and/or an individual business unit.

Stock Awards

The Administrator may grant stock awards of restricted shares as payment of a bonus, as payment of any other compensation obligation, upon the occurrence of a special event or as otherwise determined by the Administrator. The terms and conditions of a stock award will be found in an Award agreement. Vesting and restrictions on the ability to exercise such stock awards may be conditioned upon the achievement of one or more goals, including those related to net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to our company and/or an individual business unit, as determined by the Administrator in its discretion. Recipients of restricted shares may have voting rights and may receive dividends on the granted shares prior to the time the restrictions lapse.

Cash Awards

The Administrator may grant cash awards, which entitle the recipient to a cash payment on the satisfaction of performance goals described in the Award. The Administrator determines the terms, conditions and restrictions related to cash awards.

Adjustments on Changes in Capitalization, Merger or Change in Control

Changes in Capitalization

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to our capital structure, appropriate adjustments will be made to:

•	the number and class of securities subject to the 2004 Plan;

•	the number and class of securities that may be awarded to any individual under the 2004 Plan; and

•	the exercise price and number and class of securities under each outstanding Award.

Any such adjustments will be made by our board of directors in its absolute discretion, and its decision of will be final, binding and conclusive.

Merger or Change in Control

Generally, in the event of (a) a merger or consolidation in which we are not the surviving corporation, (b) a merger in which we are the surviving corporation but after which our stockholders immediately prior to such merger cease to own their shares or other equity interest in us, (c) the sale of substantially all of our assets, or (d) the acquisition, sale, or transfer of more than 50% of our outstanding shares by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted, replaced or substituted. In the event such successor corporation (if any) does not assume or substitute Awards, the vesting with respect to such Awards will accelerate so that the Awards may be exercised before the closing or completion of one of the transactions described above, but then terminate.

In addition, our board of directors may also specify that other transactions or events constitute a change in control and may provide for the accelerated vesting of shares which are the subject of Awards and take any one or more of the actions described for a merger transaction. Our board of directors need not adopt the same rules for each Award under the 2004 Plan or for each holder of such Awards.

In the event of a proposed dissolution or liquidation of our company, our board of directors may cause Awards to be fully vested and exercisable, but not after their expiration date, before the dissolution is completed but contingent on its completion.

Non-Discretionary Grants to Outside Directors

Under the 2004 Plan, non-employee directors receive a non-statutory option to purchase 24,000 shares of our common stock upon their initial election or appointment to our board of directors. The shares underlying these options vest in equal monthly installments, over a 48 month period, as measured from the grant date.

Non-employee directors who are re-elected to our board of directors or continue to serve on our board of directors following our annual stockholder meeting are automatically granted an option to purchase 6,000 shares of our common stock, provided that the director has served on our board of directors for a period of at least six months. The shares underlying these options vest in equal monthly installments over a period of 12 months as measured from the grant date.

Generally, upon a change in our ownership or control or a merger or sale of all or substantially all of our assets, the vesting of options granted to directors, who are then serving on our board of directors, will accelerate, and become immediately exercisable. For more details concerning compensation of directors, see “Director Compensation.”

Director Fee Option Grants

The director fee option grant program, which may, in our board of directors’ sole discretion, be activated for one or more calendar years and, if so activated, will allow non-employee board members the opportunity to apply a portion of an annual retainer fee (if one is paid), otherwise payable to them in cash each year, to the acquisition of special below-market option grants. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of common stock on the grant date. As a result, the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares will be equal to the portion of the retainer fee invested in that option. The option will vest and become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable and vested for all the option shares upon changes in the ownership or control of our company; or the death or disability of the optionee while serving as a board member. For more details concerning compensation of directors, see “Director Compensation.”

Amendment and Termination of the 2004 Plan

Our board of directors may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, we will solicit stockholder approval for any amendment to the 2004 Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by our board of directors or stockholders may alter or impair any Award previously granted under the 2004 Plan without the written consent of the awardee. The 2004 Plan has a term of 10 years, but it may be terminated by our board of directors at any time.

Federal Income Tax Consequences of Awards

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS UNDER THE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS.

Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that alternative minimum tax income exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).

Upon a disposition of the shares acquired on exercise of an incentive stock option more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If a disposition occurs before either of the holding periods are satisfied, referred to as a disqualifying disposition, then (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m) of the Internal Revenue Code).

An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon the exercise of a nonstatutory option with respect to vested shares, the optionee has taxable ordinary income (and unless limited by Section 162(m), the Company is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Upon a disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long the stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the administrator; special tax rules may apply on a transfer.

In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if the Company’s common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Stock Awards.  Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to the Company and are nontransferable. If a stock award is subject to a substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on the date of issuance. The ordinary income recognized by an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m), the Company is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

Cash Awards.  Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Internal Revenue Code, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

Accounting Treatment

Based on Statement of Financial Accounting Standards No. 123(R), which was adopted on February 1, 2006, the Company will recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options under the Plan. The total compensation expense will be based on the number of option shares times the fair value of an option. The Company is using the Black-Scholes valuation model to measure fair value of option grants. In addition, the Company will recognize compensation expense for other awards under the Plan. In general, the expense associated with each award will be recognized over the requisite employee service period, generally the vesting period.

Required Vote

Approval of the material terms of the 2004 Plan requires the affirmative vote of the holders of at least a majority of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

The Board of Directors recommends a vote “for” the approval of (i) the material terms of the 2004 Equity Incentive Plan and (ii) amendment to the Plan to place limits on the number of stock awards and amount of cash awards that may be granted to an employee during any given fiscal year.

Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy card to vote shares represented by properly executed proxy cards in favor of the proposal.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDERS SHARING THE SAME ADDRESS

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “Street-Name Stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such Street-Name Stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (858) 909-1800 or by mail at 4545 Towne Centre Court, San Diego, CA 92121. The voting instruction sent to a Street-Name Stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.

STOCKHOLDER PROPOSALS FOR ANNUAL MEETING TO BE HELD IN 2008

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than one hundred twenty (120) days prior to the anniversary of the mailing date of the proxy materials for the previous year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be a reasonable time prior to the planned mailing of the proxy materials by the Company. Each stockholder’s notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Secretary of the Company upon written request.

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the Annual Meeting of Stockholders to be held in 2008 must submit such proposals so as to be received by the Company at 4545 Towne Centre Court, San Diego, CA 92121, on or before December 11, 2007.

By Order of the Board of Directors

Alexis V. Lukianov
Chief Executive Officer and
Chairman of the Board

San Diego, California
April 11, 2007

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

Appendix A

2004 EQUITY INCENTIVE PLAN
OF
NUVASIVE, INC.

1.  Purpose of this Plan

The purpose of this 2004 Equity Incentive Plan is to enhance the long-term stockholder value of NuVasive, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of NuVasive, Inc.

2.  Definitions and Rules of Interpretation

2.1  Definitions.

This Plan uses the following defined terms:

(a) “Administrator” means the Board or the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d) “Award” means a Stock Award (e.g. restricted stock unit award), SAR, Cash Award, or Option granted in accordance with the terms of this Plan.

(e) “Award Agreement” means the document evidencing the grant of an Award.

(f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17.

(h) “Board” means the Board of Directors of the Company.

(i) “Cash Award” means the right to receive cash as described in Section 8.3.

(j) “Change in Control” means any transaction or event that the Board specifies as a Change in Control under Section 10.4.

(k) “Code” means the Internal Revenue Code of 1986.

(l) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(m) “Company” means Nuvasive, Inc., a Delaware corporation.

(n) “Company Director” means a member of the Board.

(o) “Consultant” means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

(p) “Director” means a member of the Board of Directors of the Company or an Affiliate.

(q) “Divestiture” means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(r) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(s) “Effective Date” means the first date of the sale by the Company of shares of its capital stock in an initial public offering pursuant to a registration statement on Form S-1 filed with the SEC.

(t) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(u) “Exchange Act” means the Securities Exchange Act of 1934.

(v) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(w) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(x) “Fair Market Value” means the value of Shares as determined under Section 18.2.

(y) “Fundamental Transaction” means any transaction or event described in Section 10.3.

(z) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(bb) “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(cc) “Non-Employee Director” means any person who is a member of the Board but is not an Employee of the Company or any Affiliate of the Company and has not been an Employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a Director does not in itself constitute employment for purposes of this definition.

(dd) “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

(ee) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

(ff) “Option” means a right to purchase Shares of the Company granted under this Plan.

(gg) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(hh) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(ii) “Plan” means this 2004 Equity Incentive Plan of NuVasive, Inc.

(jj) “Prior Plans” means the Company’s 1998 Stock Option/Stock Issuance Plan.

(kk) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(ll) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(mm) “SAR” or “Stock Appreciation Right” means a right to receive cash based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

(nn) “Securities Act” means the Securities Act of 1933.

(oo) “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(pp) “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2 or, as determined by the Committee, a notional account representing the right to be paid an amount based on Shares.

(qq) “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of this Plan.

(rr) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(ss) “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

(tt) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(uu) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2  Rules of Interpretation.  Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

3.  Shares Subject to this Plan; Term of this Plan

3.1  Number of Award Shares.  The Shares issuable under this Plan shall be authorized but unissued or reacquired Shares, including Shares repurchased by the Company on the open market. The number of Shares initially reserved for issuance over the term of this Plan shall be 2,000,000, increased by (i) the number of Shares available for issuance, as of the Effective Date, under the Prior Plans as last approved by the Company’s stockholders, including the Shares subject to outstanding options under the Prior Plans, plus (ii) those Shares issued under the Prior Plans that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full after the Effective Date, (iii) plus those shares that are restored pursuant to the decision of the Board or Committee pursuant to Section 6.4(a) to deliver only such Shares as are necessary to award the net Share appreciation. The maximum number of Shares shall be cumulatively increased on the first January 1 after the Effective Date and each January 1 thereafter for 9 more years, by a number of Shares equal to the least of (a) 4% of the number of Shares issued and outstanding on the immediately preceding December 31, (b) 10,000,000 Shares, and (c) a number of Shares set by the Board. Except as required by applicable law, Shares shall not reduce the number of Shares reserved for issuance under this Plan until the earlier of the date such Shares are vested pursuant to the terms of the applicable Award or the actual date of delivery of the Shares to the Awardee. Also, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

3.2  Source of Shares.  Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3  Term of this Plan

(a) This Plan shall be effective on, and Awards may be granted under this Plan on and after, the earliest the date on which the Plan has been both adopted by the Board and approved by the Company’s stockholders.

(b) Subject to the provisions of Section 14, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company’s stockholders approve this Plan. Accordingly, Awards may not be granted under this Plan after the earlier of those dates.

4.  Administration

4.1  General

(a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within the guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are “outside directors” as defined in Section 162(m) of the Code.

4.2  Authority of the Board or the Committee.  Subject to the other provisions of this Plan, the Board or the Committee shall have the authority to:

(a) grant Awards, including Substitute Awards;

(b) determine the Fair Market Value of Shares;

(c) determine the Option Price and the Purchase Price of Awards;

(d) select the Awardees;

(e) determine the times Awards are granted;

(f) determine the number of Shares subject to each Award;

(g) determine the methods of payment that may be used to purchase Award Shares;

(h) determine the methods of payment that may be used to satisfy withholding tax obligations;

(i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j) modify or amend any Award;

(k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m) interpret this Plan and any Award Agreement or document related to this Plan;

(n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q) determine whether a transaction or event should be treated as a Change in Control, a Divestiture or neither;

(r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control or a Divestiture, then the effect of that Change in Control or Divestiture; and

(s) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3  Scope of Discretion.  Subject to the provisions of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 14.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.  Persons Eligible to Receive Awards

5.1  Eligible Individuals.  Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2  Section 162(m) Limitation.

(a) Options and SARs. Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more SARs and Options within any fiscal year of the Company under this Plan to purchase more than 1,500,000 Shares under Options or to receive compensation calculated with reference to more than that number of Shares under SARs, subject to adjustment pursuant to Section 10, (ii) Options and SARs may be granted to an Executive only by the Committee (and, notwithstanding anything to the contrary in Section 4.1(a), not by the Board). If an Option or SAR is cancelled without being exercised or of the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the limit on Awards that my be granted to any individual under this Section 5.2. Notwithstanding anything herein to the contrary, a new Employee of the Company or an Affiliate shall be eligible to receive up to a maximum of 1,700,000 Shares under Options in the calendar year which they commence employment, or such compensation calculated with reference to such number of Shares under SARs, subject to adjustment pursuant to Section 10.

(b) Cash Awards and Stock Awards. Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code.

6.  Terms and Conditions of Options

The following rules apply to all Options:

6.1  Price.  Except as specifically provided herein, no nonstatutory Option may have an Option Price less than 85% of the Fair Market Value of the Shares on the Grant Date. No Option intended as “qualified incentive-based compensation” within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2  Term.  No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3  Vesting.  Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4  Form and Method of Payment.

(a) The Board or Committee shall determine the acceptable form and method of payment for exercising an Option. So long as variable accounting pursuant to “APB 25” does not apply and the Board or Committee otherwise determines there is no material adverse accounting consequence at the time of exercise, the Board or Committee may require the delivery in Shares for the value of the net appreciation of the Shares at the time of exercise over the exercise price. The difference between full number of Shares covered by the exercised portion of the Award and the number of Shares actually delivered shall be restored to the amount of Shares reserved for issuance under Section 3.1.

(b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c) In addition, the Administrator may permit payment to be made by any of the following methods:

(i) other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii) cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(iv) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5  Nonassignability of Options.  Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6  Substitute Options.  The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

6.7  Repricings.  In furtherance of, and not in limitation of the provisions of Section 10, Options may be repriced, replaced or regranted through cancellation or modification without stockholder approval.

7.  Incentive Stock Options.

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g) Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

(h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j) An Incentive Stock Option may only be modified by the Board.

8.  Stock Appreciation Rights, Stock Awards and Cash Awards

8.1  Stock Appreciation Rights.  The following rules apply to SARs:

(a) General.  SARs may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement. The grant or vesting of a SAR may be made contingent on the achievement of Objectively Determinable Performance Conditions.

(b) Exercise of SARs.  Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR shall be paid in cash, Shares or a combination thereof, over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR. If a SAR has been granted in tandem with an Option, upon the exercise of the SAR, the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.

(c) Nonassignability of SARs.  Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

(d) Substitute SARs.  The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 9) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

(e) Repricings.  A SAR may not be repriced, replaced or regranted, through cancellation or modification without stockholder approval.

8.2  Stock Awards.  The following rules apply to all Stock Awards:

(a) General.  The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid, whether Shares are to be delivered at the time of grant or at some deferred date specified in the Award Agreement (e.g. a restricted stock unit award agreement), whether the Award is payable solely in Shares, cash or either and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

(b) Right of Repurchase.  If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

(c) Form of Payment.  The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(d) Nonassignability of Stock Awards.  Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

(e) Substitute Stock Award.  The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution. Any such Substituted Stock Award shall be effective on the effective date of the acquisition.

8.3  Cash Awards.  The following rules apply to all Cash Awards:

Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award.

9.  Exercise of Awards

9.1  In General.  An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2  Time of Exercise.  Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.

9.3  Issuance of Award Shares.  The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4  Termination

(a) In General.  Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.4(b), (c), (d) and (e) after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b) Leaves of Absence.  Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c) Death or Disability.  Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 17. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d) Divestiture.  If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e) Administrator Discretion.  Notwithstanding the provisions of Section 9.4 (a)-(e), the Plan Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

(i) Extend the period of time for which the Award is to remain exercisable, following the Awardee’s Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or

(ii) Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee’s Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

(f) Consulting or Employment Relationship.  Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10.  Certain Transactions and Events

10.1  In General.  Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 14.3.

10.2  Changes in Capital Structure.  In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

10.3  Fundamental Transactions.  Except for grants to Non-Employee Directors pursuant to Section 11 herein, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (c) the sale of all or substantially all of the assets of the Company, or (d) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Fundamental Transaction”), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all participants under this Plan. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares held by the participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 10.3, the vesting with respect to such Awards shall fully and immediately accelerate or the repurchase rights of the Company shall fully and immediately terminate, as the case may be, so that the Awards may be exercised or the repurchase rights shall terminate before, or otherwise in connection with the closing or completion of the Fundamental Transaction or event, but then terminate. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Award Shares subject to vesting or right of repurchase shall accelerate or lapse, as the case may be, upon a transaction described in this Section 10.3. If the Committee exercises such discretion with respect to Options, such Options shall become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the Fundamental Transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to participants under the foregoing provisions of this Section 10.3, in the event of the occurrence of any Fundamental Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

10.4  Changes of Control.  The Board may also, but need not, specify that other transactions or events constitute a “Change in Control”. The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes of Control are: (a) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (b) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything in this Plan to the contrary, in the event of an involuntary Termination of services for any reason other than death, disability or Cause, within 18 months following the consummation of a Fundamental Transaction or Change in Control, any Awards, assumed or substituted in a Fundamental Transaction or Change in Control, which are subject to vesting conditions and/or the right of repurchase in favor of the Company or a successor entity, shall accelerate fully so that such Award Shares are immediately exercisable upon Termination or, if subject to the right of repurchase in favor of the Company, such repurchase rights shall lapse as of the date of Termination. Such Awards shall be exercisable for a period of three (3) months following termination.

10.5  Divestiture.  If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may, but need not, take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards of Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or Awardee.

10.6  Dissolution.  If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. Notwithstanding anything herein to the contrary, in the event of a dissolution of the Company, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the dissolution.

10.7  Cut-Back to Preserve Benefits.  If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event set forth in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then, at the election of the Awardee, to such extent, one or more of those steps shall not be taken and payments shall not be made.

11.  Automatic Option Grants to Non-Employee Directors and Non-Employee Director Fee Option Grants

11.1  Automatic Option Grants to Non-Employee Directors

(a) Grant Dates.  Option grants to Non-Employee Directors shall be made on the dates specified below:

(i) Each Non-Employee Director who is first elected or appointed to the Board at any time after the effective date of this Plan shall automatically be granted, on the date of such initial election or appointment, an Option to purchase 60,000 Shares (the “Initial Grant”).

(ii) Commencing in 2005, on the date of each annual stockholders meeting, each individual who is to continue to serve as a Non-Employee Director shall automatically be granted an Option to purchase 15,000 Shares (the “Annual Grant”), provided, however, that such individual has served as a Non-Employee Director for at least six (6) months.

(b) Exercise Price.

(i) The Option Price shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Option grant date.

(ii) The Option Price shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Option Price must be made on the date of exercise.

(c) Option Term.  Each Option shall have a term of ten (10) years measured from the Option grant date.

(d) Exercise and Vesting of Options.  Except as otherwise determined by the whole Board, the Shares underlying each Option granted pursuant to Section 11.1 shall vest and be exercisable as set forth below.

(i) Initial Grant.  The Shares underlying each Option issued pursuant to the Initial Grant shall vest and be exercisable as to 2.0833% of the Shares at the end of each full succeeding month from the date of grant, rounded down to the nearest whole Share, for so long as the Non-Employee Director continuously remains a Director of, or a Consultant to, the Company.

(ii) Annual Grant.  The Shares underlying each Option issued pursuant to the Annual Grant shall vest and be exercisable as to 8.3333% of the Shares at the end of each full succeeding month from the date of grant, rounded down to the nearest whole Share, for so long as the Non-Employee Director continuously remains a Director of, or a Consultant to, the Company.

(e) Termination of Service.  The following provisions shall govern the exercise of any Options held by the Awardee at the time the Awardee ceases to serve as a Non-Employee Director, Employee or Consultant:

(i) In General.  Except as otherwise provided in Section 10.3, after cessation of service (the “Cessation Date”), the Awardee’s Options shall be exercisable to the extent (but only to the extent) they are vested on the Cessation Date and only during the three months after such Cessation Date, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

(ii) Death or Disability.  If an Awardee’s cessation of service is due to death or disability (as determined by the Board), all Options of that Awardee, to the extent exercisable upon such Cessation Date, may be exercised for one year after the Cessation Date, but in no event after the Expiration Date. In the case of a cessation of service due to death, an Option may be exercised as provided in Section 16. In the case of a cessation of service due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Awardee. Death or disability occurring after an Awardee’s cessation of service shall not cause the cessation of service to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

(f) Board Discretion.  The Awards under this Section 11.1 are not intended as the exclusive Awards that may be made to Non-Employee Directors under this Plan. The Board may, in its discretion, amend the Plan with respect to the terms of the Awards herein, may add or substitute other types of Awards or may temporarily or permanently suspend Awards hereunder, all without approval of the Company’s stockholders.

11.2  Director Fee Option Grants

(a) Option Grants.  The Board shall have the sole and exclusive authority to determine the calendar year or years for which the Director fee option grant program (the “Director Fee Option Program”) is to be in effect. For each such calendar year the program is in effect, each Non-Employee Director may elect to apply all or any portion of the annual retainer fee otherwise payable in cash, for his or her service on the Board for that year, to the acquisition of a special Option grant under this Director Fee Option Program. Such election must be filed with the Company’s Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each Non-Employee Director who files such a timely election shall automatically be granted an Option under this Director Fee Option Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

(b) Option Terms.  Each Option shall be a Nonstatutory Option governed by the terms and conditions specified below.

(i) Exercise Price.

A. The Purchase Price shall be thirty-three and one-third percent (331/3%) of the Fair Market Value per Share on the Option grant date.

B. The Purchase Price shall become immediately due upon exercise of the Option and shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4 of this Plan. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Purchase Price must be made on the date that the Option is exercised.

(ii) Number of Option Shares.  The number of Shares subject to the Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B × 66 2/3%), where

X is the number of Option Shares,

A is the portion of the annual retainer fee subject to the Non-Employee Director’s election, and

B is the Fair Market Value of a Share on the option grant date.

(iii) Exercise and Term of Options.  The Option shall become exercisable in a series of twelve (12) equal monthly installments upon the Awardee’s completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each Option shall have a maximum term of ten (10) years measured from the Option grant date.

(iv) Termination of Board Service.  Should the Awardee cease Board service for any reason (other than death or permanent disability) while holding one or more Options under this Director Fee Option Program, then each such Option shall remain exercisable, for any or all of the Shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (x) the expiration of the ten (10)-year Option term or (y) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each Option held by the Awardee under this Director Fee Option Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all Shares for which the Option is not otherwise at that time exercisable.

(v) Death or Permanent Disability.  Should the Awardee’s service as a Board member cease by reason of death or permanent disability, then each Option held by such Awardee under this Director Fee Option Program shall immediately become exercisable for all the Shares at the time subject to that Option, and the Option may be exercised for any or all of those Shares as fully-vested Shares until the earlier of (x) the expiration of the ten (10)-year option term or (y) the expiration of the three (3)-year period measured from the date of such cessation of Board service. Should the Awardee die after cessation of his or her Board service but while holding one or more Options under this Director Fee Option Program, then each such Option may be exercised, for any or all of the shares for which the Option is exercisable at the time of the Awardee’s cessation of Board service (less any Shares subsequently purchased by the Awardee prior to death), by the personal representative of the Awardee’s estate or by the person or persons to whom the Option is transferred pursuant to the Awardee’s will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the Option shall terminate, upon the earlier of (xx) the expiration of the ten (10)-year Option term or (yy) the three (3)-year period measured from the date of the Awardee’s cessation of Board service.

11.3  Certain Transactions and Events

(a) In the event of a Fundamental Transaction while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Immediately following the consummation of the Fundamental Transaction, each Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

(b) In the event of a Change in Control while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term in connection with a Change in Control.

(c) Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental Transaction. Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same. To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Fundamental Transaction, the successor corporation may, in connection with the assumption of the outstanding Options granted pursuant to Section 11, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Fundamental Transaction.

(d) The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e) The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under this Plan. Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

11.4  Limited Transferability of Options.  Each Option granted pursuant to Section 11 may be assigned in whole or in part during the Awardee’s lifetime to one or more members of the Awardee’s family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee’s former spouse, to the extent such assignment is in connection with the Awardee’s estate or financial plan or pursuant to a Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee’s death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including (without limitation) the limited time period during which the Option may be exercised following the Awardee’s death.

12.  Withholding and Tax Reporting

12.1  Tax Withholding Alternatives

(a) General.  Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b) Method of Payment.  The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

12.2  Reporting of Dispositions.  Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13.  Compliance with Law

The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

14.  Amendment or Termination of this Plan or Outstanding Awards

14.1  Amendment and Termination.  The Board may at any time amend, suspend, or terminate this Plan.

14.2  Stockholder Approval.  The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

14.3  Effect.  No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Award Shares issued under such Awards even if those Award Shares are issued after the termination.

15.  Reserved Rights

15.1  Nonexclusivity of this Plan.  This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.

15.2  Unfunded Plan.  This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16.  Special Arrangements Regarding Award Shares

16.1  Escrow of Stock Certificates.  To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

16.2  Repurchase Rights

(a) General.  If a Stock Award is subject to vesting conditions, the Company shall have the right, during the seven months after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. The repurchase price shall be determined by the Administrator in accordance with this Section 16.2 which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Purchase Price for the Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash. The Company may assign this right of repurchase.

(b) Procedure.  The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

17.  Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

18.  Miscellaneous

18.1  Governing Law.  This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of Delaware.

18.2  Determination of Value.  Fair Market Value shall be determined as follows:

(a) Listed Stock.  If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

(b) Stock Quoted by Securities Dealer.  If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c) No Established Market.  If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

18.3  Reservation of Shares.  During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

18.4  Electronic Communications.  Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

18.5  Notices.  Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

First Amendment to
2004 Equity Incentive Plan
of
NuVasive, Inc.

Approved By Board April 5, 2007

Whereas, the Board of the Corporation has approved an amendment to the 2004 Equity Incentive Plan (the “Plan”) to limit the number of stock awards that may be granted under the Plan to any employee during any given fiscal year to 250,000 shares, and limit the amount of cash awards that may be granted under the Plan to any employee during any fiscal year to $1,000,000 in the aggregate.

Now, Therefore, the Plan shall be amended as follows:

1.	Section 5.2 of the Plan shall be amended and restated to read in its entirety as follows:

“5.2  Cash Awards and Stock Awards.  Any Cash Award or Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, no employee may be granted one or more: (i) Cash Awards within any fiscal year of the Company under this Plan more than $1,000,000 in the aggregate, or (ii) Stock Awards within any fiscal year of the Company under this Plan more than 250,000 Shares.

2. Capitalized terms used herein shall have the meanings ascribed to them in the Plan.

3. Except as expressly modified herein, the Plan shall remain in full force and effect.

*     *     *

NUVASIVE, INC.
Proxy Solicited by the Board of Directors
for the Annual Meeting of Stockholders
to be Held May 24, 2007
The undersigned hereby appoints Alexis V. Lukianov and Jason M. Hannon or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Nuvasive, Inc. (the “Company”) to be held on May 24, 2007 at 8:00 AM, local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.
PLEASE COMPLETE, DATE AND SIGN THIS PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

▼DETACH PROXY CARD HERE▼

1. To elect Alexis V. Lukianov, Jack R. Blair and James C. Blair, Ph.D. as Class III directors, to hold office until the 2010 Annual Meeting of Stockholders and until their successors are elected and qualified.

☐	FOR All nominees listed (except as indicated below)	☐	WITHHOLD AUTHORITY to vote (as to all nominees)

To withhold authority to vote for any individual nominee, write the nominee’s name on the line provided below.

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3. To approve, solely to preserve the Company’s ability to receive corporate income tax deductions that may become available pursuant to Internal Revenue Code Section 162(m), (i) the material terms of our 2004 Equity Incentive Plan and (ii) an amendment to our 2004 Equity Incentive Plan to place limits on the number of stock awards and cash awards that may be granted to an employee during any given fiscal year.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement.

Signature(s) of Stockholder(s)

Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign.
Date:____________________________, 2007